Exhibit10.27B

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This First AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment shall be January 1, 2020.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #*******) with an effective date of January 1, 2020 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Article 12 General Terms and Conditions, Section 12.3 [**************], Subsection b, shall be amended by deleting the first table in such subsection in its entirety and replacing such table with the following table:

[“

******	****** ** ****** ********* ** *** *****	******* ********* ***********	BSC (per the Basic Services Charge)	******* ** *** *******
**** **** ******* ******** ****	*	**********	$******	$*************
******* **** ******* ******** ****	**	**********	$******	$**************
********** ************** ***				$**************

* ******* ******* *** *** ********* ** *** **********”]

2.

Schedule F, Fees, Section III. Direct Solutions (Print and Mail Services), is deleted in its entirety and replaced with the revised Section III. Direct Solutions (Print and Mail Services) set forth on Exhibit A attached hereto.

3.

Schedule F, Fees, Section IV. Ancillary Products and Services, is deleted in its entirety and replaced with the revised Section IV. Ancillary Products and Services set forth on Exhibit B attached hereto.

4.	Schedule F, Fees, Schedule F.2. [******* *** ****** *** ********* *****], shall be deleted in its entirety and replaced as follows:

Exhibit10.27B

“Schedule F.2

[******* *** ****** *** ********* *****

A.	********* *****

*********** ** ********* ** *******	*********	***
1.********* ****
a)****** **** ***** ** ****** ******* ******* ** *********** (**** ***)
▪********** (******* *** $****** *** ********* *****)	********	******** ** ***
▪*********** ********** *** * ***** ** ********** (******* *** $****** *** ********* *****)	********	$***********
▪*********** ********** *** * ***** ** ********** (******* *** $****** *** ********* *****)	********	$***********
▪*********** ******* *** * ***** ** *********** (******* *** $***** *** ********* *****)	********	$************
▪*********** *********** *** * ***** ** *********** (******* *** $****** *** ********* *****)	********	$************
2.********* **********
a)******** ** *******	*** ****	*****

**** ** ********* ***** ******* *** **** ** ****** ********  ******** ******** ** ******* ****** ****** ******** ** *** **** ** ******** ******* ** ******** *** ***** ****** **** *** ** ******* ****** ****** **** ** * ****** ***** ****** ****** *** ****** ***** ******* *** **** ******* ******** *** *** *********** ***** ****** ** *** ******* *** ***** **** ** *** ******** ********* ****** ****** *****  **** *** ********** ** *** ************ ******* *** **** ******* ******** ** *** ************ **** *** *** *** ****** ****** ****** *****

**** ** ******* *** **** ** ******** ******* ** ******** *** **** ***** ** ******** ******* *** ****** ****** ******* ********** * *** *******

**** ** ********* ***** ****** ******* ****** **** ** **** ****** *** ****** (**) ***** *******”]

5.	Schedule K, GUIDELINES FOR PASSER AND AGENT TRANSFER PROGRAM REQUESTS, Standard Passers, shall be deleted in its entirety and replaced as follows:

“Standard Passers:

Passer Type	Charge (Note 1) (**** *) (**** *)
[**** ******	$********
***** ******	$********
********* ******	$********
*** ** *** ****** (**** ****** *** *** *******)	$*********]

Note 1:  These services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW.  If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the standard hourly rate provided herein.

[**** **   ** ******** ********* ****** *** ******* **** **** *** **** ******** *** ******** ** *********** **** ********* ******* ******** *** *** ***** ** ********* ** **** ***** *** ******* ** **** *******.

**** **  *** **** ***** *** ******* ** ******* *** ** *** ********* (********** ** ****).”]

Signature page follows

Exhibit10.27B

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 2-7-2020	Date: Feb 6, 2020

Exhibit10.27B

Exhibit A

Section III. Direct Solutions (Print and Mail Services)

III.	Direct Solutions (Print and Mail Services)

*********** ** ********* ** *******	*********	***

I.**** ********* ********** (***** ** ******* *** ******** “************** *** ******* ********” *** *** **** ********** **** ******* ********* ******* ** ***** *** *** **** ********** **** ****** ***** *** ****** ********** *** ******* *** ***** *** *** **** ********** **** *******)

A.********** *** **** ********* ******* ***** ******** **** (******* ***** ***** ****)*  ******** ***** ******** **** ******** *** ********* ********* ** ********* **** *** ********** ******** ** ****  ******** ********* *** ******** (*** ********** *** *** *****)

▪** ** ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
B.********** ******** **** (***** ***** ****) (*** ******** ***** *** *** ****** **** *** ** ****** ***** **** ******* ******* ********* ******) (**** *)
▪** ** ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
C.**** ***** *********** ***** ****** **** **** ** **** ******** **** (**** *)	******** ****	$******
D.********** ******* ************** (*** ******* ***** *** *** *****) (**** *)
1.****** *** ********* ******** (*** ******* ***** *** *** *****)	*******	$******
2.****** *** **** ***** ******** (** ********** **** *** ****** ****** ******* (**%) (*** ******* ***** *** *** *****)	*******	***
3.****** *** **** ***** ******** (** ********** ** ******* **** *****% (*** ******* ***** *** *** *****)	*******	*****

II.******** ****** ********** (***** ** ******* *** ******** “************** *** ******* ********” *** *** **** ********** **** ******* ********* ******* ** ***** *** *** **** ********** **** ****** ***** *** ****** ********** *** ******* *** ***** *** *** **** ********** **** *******)

A.******** ******** ******* (**** *) (**** *)
***** ******** **** (***** ***** ***** ******** *** ********* ** *** ****** *** ********** ********* ** ***) (******** ***** *** ********) (*** ******* *** *** *****)	*******	$******
B.********** ******** **** *** ******** ******** ******* (***** ***** ***** ******** ********* ** *** ******) (******** *****) (*** ******** ***** *** *** *****) (**** *)	*******	$******

III.**** *** ****** ********** (***** ** ******* *** ******** “************** *** ******* ********” *** *** **** ********** **** ******* ********* ******* ** ***** *** *** **** ********** **** ****** ***** *** ****** ********** *** ******* *** ***** *** *** **** ********** **** *******)

A.******** **** *** *******

***** ******** **** (******* ***** ***** ***** ******** ******* ****** ******* ******* ********* ******* ********** ********* *** *** ********* ** *** ****** *** ********** ********) (*** ******* *** *** *****)

	*******	$******
B.********** ******** **** (***** ***** ***** ******** ******* *****) (*** ******** ***** *** *** *****) (**** *)	*******	$******
C.********** ******* ************** (*** ******* ***** *** *** *****) (**** *)	*******	$******
D.******** ***************** ******** ****** (**** *)	*** **********	$******
IV.*******
A.******** ********
1.********* *****************	*** *******	*****
2.***** *************	*** *******	*****
B.********** (******* ** * ******* *** *********)
1.******* ******* ******* * ******* ********* (*** ******* *** *** ****** **** *** ** ****** ***** **** ******* ******* ********* ******)

Exhibit10.27B

*********** ** ********* ** *******	*********	***
▪** ** ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
2.*** ******* ******* * ******* ********* (*** ******* *** *** ****** **** *** ** ****** ***** **** ******* ******* ********* ******)
▪** ** ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** * ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
3.********** ******** ***** ******** ****** (*** ********)	*** **********	***
C.**** ****** ************ (*** ******** *** *** *****)	*** **********	$******
D.**** ******* ** ******* ******* ******* (*** ******** *** *** *****)	*** **********	$******
E.***** ** ************ ** ************ ******* (*** *** *****)	*** **********	$******
F.******* ** ******** (******** **** ********* ******** *****) (*** *** *****)	*** **********	$*****
G.*********** ** ******* (*** ***** ******** ******* ** ***** ******** ******* ******* ** **** ******* ********) (*** *** *****)	*** *******	$*****
H.********* (*** ******** *** ***** *** *** *****) (**** *)	*** *******	$*****
V.***** ***** *** **** ********* ******* ****
A.***** ***** *** **** ********* ******* **** (**** **)
1.**** ******** *** **	********	******
2.********* ***** ******* **** ********	*****	******** ** ***
B.************** *** ******** ******** (**** *)
1.****************** ******** ******* (*** ******* *** ****)	*** *******	$******
2.******** *** ******* ******** (*** ******* *** ****)	*** *******	$******
3.********* ****** ************ (*** ******* *** ****)	*** *******	$******
C.***** ********
1.**** **** ******** *** ********* ******** ******** (*** ********* *** **** **********)	*** *******	*****
2.************* ****	******* *** ** *** *********
D.**** *****
1.**** ********* ********* **** *** ***** **** ****
a)**** ***** ******* (**** **)	*** *******	$********
b)**** ***** ********** (*** *********)	*******	$******
c)**** ***** **** **** **** ** **** * (**** **)	***	***
d)**** ***** * **** **** *********** (**** **)	*** *******	$*****
e)**** ***** ****** ************** (***) *** (**** **)	********	*****
f)**** ***** **** ******* (*** ********) ($***** **** *** ********)	*******	$*****
2.********* ********** ** *********** *******
a)******** **** ***** ********* *********** ***** ******* (*** *********) (**** **)*	*******	$******
E.************* ***** ********* *************
1.******* ********** *** (*** **** ********* ********** *** ******** **** *** ********** *** ************* ***** **********) (**** **)	*******	$******
2.**** **** *********** *** (**** **)	*** *******	$*****
F.******* **************** ***** *** (*** ****** **** **** ***** ******* **********) (*** **** *** ****** *** *** ****** **** *** ** ****** ***** **** ******* ******* ********* ******) (**** **)
▪** ** ********** ******* ******* **********	**********	$*****
▪********** * ********** ******* ******* **********	**********	$*****
▪********** * ********** ******* ******* **********	**********	$*****
▪********** *** ******* ******* ******* **********	**********	******
G.******* *******
1.******** (**** * *** *)	********	*****
2.******* ******* ***********
*) * * ********** ******** **********	*******	$******
*) ********** * ********** ******** **********	*******	$******
*) ********** * ********** ******** **********	*******	$******
*) ********** * ********** ******** **********	*******	$******
*) **** ********** ******** **********	*******	$******

Exhibit10.27B

*********** ** ********* ** *******	*********	***
VI.***** *** ********** (*********** ******** ******* *** **** *** ******* (**** **) (**** **)
A.***** * ***** * *** **** ***** ***** **** *** *********** (**** *** ********** ********) (*** ****)	*******	$******
B.******* ******** * *** ******** *** ********* *** ***** **** *** ************ ****** ****** (*** ********)	*******	$******
C.***** ******** * *** ******** ** ********* *** ***** **** *** **** ****** (*** ********)	*******	$******
D.***** ******** ****** (*** ***** ********* ******* **** ********** **********)	*******	($******)
E.***** ******** ****** (*** ***** ********* ******* **** ******** ******* ** **** *** *******)	*******	($******)
F.***** ***** *** *********	*** *******	*****
G.***** ************* ******** ********* (*** ***** *** *** *****)	*** *******	*****
H.****** ***** ***************	*** *******	$******
VII.*******
A.********** (*** ********* ******** *** *** *****)	*******	****** *******
B.******** ******* (*** ****** ******** *** *** *****)	*******	******** ************* ****
C.**** *** ******* *** ********* (*** ****** ******** *** *** *****)	*******	******** ************* ****
VIII.*** ********* *********** ******** ****
A.****** ******* *** *********** *** (**** **) (**** **) (**** **)	******	$************
B.********* *********** *** (*** ********* ***** **********) (**** *)	*******	$******
IX.********* ******* ********
A.*********** (**) ****** ** ******* ********* ******** *** ****** (*** **** **** ******) (**** **)	*******	$******

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**** ** ********** ******* **** * ** *********** ** **** ********* *** ********* ***** **** ** ******** **** *** ********  ** ** *********** **** ***** ******** ********* ******* ** ************** ***** ***** ******** *** ****** ******* ********* ** ** ********** ******* *****  * ******* **** ** *** **** ** * ******** *****  ** ******** ** **** ****** *** ** ***** **** **** ***** *********  **** **** *** ** ********* *** **** **** *** ** ******* ** *** **** *****

**** ** *** ********* *********** *** ****** *** ******** ** ******* ******* ******

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ii.*** ********** ********** ***** *********** ** ** ** ********* ** ********** ****** ***** ***** ******* *** ******* *** ** ********* ** *** **** **** ** ***** ***** ******* *** *** ** ******** *** **** ********* ********** ***** ********* **** *** **** ******** ** *** *** *****

**** ** *** ***** ******* ******* *********** ********* ***** ********* *** ******** ******** ********

**** ** ******** *** ***** ** *** ******** ******* ****** ******* *** ******** ******** ******* ** ***** *** *** ******* ** ****** ****** ***** **********

Exhibit10.27B

**** ** ** *** ***** * ******** ***** ** ****** *** ****** ** ** ******** ******** ***************** ******* **** **** ** ******* *** ******* **** ** **** *******  *** ******* ***** * ******* ** *** *** ******

**** ** ** ********* ** ** ******** ********* **** *** ****** ******* ****** *********** ** *** ****** ** ********** ******** **** *** ********** *******  **** ********* ******** *** ***** ***** *** ***** *** ****** *** ****

**** **  *** ******* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** **** ** ***  **** *** ********** **** ** ** ********** ** **********  **** ******* *(*)(*) (********** ** *** ** *********** ******** ******** *** ******** ********** ********** **** ******* *** ** *** *********)*

**** *** **** ***** ***** ******** *** ******* ** ***** **** ****** ******* *** **** ** ****** ****** (****** ***** ******* ******** *********) ****** ** * *** **** ** *** ********* ****** ******  **** ******** ** ********* ** **** ******** *** ******** *****  **** ***** **** ******* ****** ** ********* ****** *** ****** ** **** **** ******* * ****** ** **********  *** ******* ****** ** *** * ****** ********* ****** *** *** *** ***** *** ******** ******** ** ********* ******* ******* ** **** *********** *** ********** ** ***** **** **** ******

**** *** ****** ******** ** **** ** **** ** * ******** ********** ******* **** *****

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(*)************  ***** *** ****** ** ****** *** *** ******** *** *** ********

(*)*****************  ***** *** **** ** *** **** ****** ***** **** *** *** *********

(*)*****************  ********** *** **** ** *** ***** ***** **** *** *********

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**** ***  *** ************* ********* ******* **************** ***** *** ****** **** **** ***** ******* ********** ** ******** ** *** *** *** *********** ********* ************ *** ******* **************** ***** *** ********** ***** ***** **** ** ******* *** ******* **************** ***** ** ******** ** ********** ******** *** *** *********** *********** **** *** *** ********* ************

**** *** *** ********* ********* ********* (****** ******* *** *****) ** ********* ** ********** **** – ***** ***** ** ***** ** **** (*) ******* ** **** ********* *********** ********** ** “********** *** **** ********* ******” *** *** (**) ******* *** ******** ****** *********** ********** ** ******** ******** ******** “***** ******** ****” ********** ****  ******** ****** ** ********* ** ********** ****** ***** ** ***** ** **** (*) ******* ** **** ********* *********** ********** ** “********** ******** ****” *** (**) ******* *** ******** ****** *********** ********** ** “********** ******** **** *** ****** ******** *******” ****

**** ***  *** ************* ********* ******** ** *** *********** *** ****** *** ***** *** ******* **** ***** ******** ** ***** ********* ********* ** *********** ***** ******* ****** ** *** ** ***** *********** *** ****** *** ***** *** ********** **** *** ******** ** ***** **********  ******** ** ******** **** *** ********* ***** **** ***** ****** ** *********** **** ******* ***** ******** ** *********** *** ***** *** ******* **** **** ****  *** ************ ******** ***** ****** **** ******** **** ** ********* ******** **** * ******* ***** ** $*******  ***** **** *** ******* *** ***** ** *** ***** ****** *** **** ****** **** ***** ** $****** (*** ***** ** *** ******* *******)* *** ********** *********

Exhibit10.27B

***** **** ** $*******  **** ********* ***** **** ****** ** *** ******* *** ******** **** ** *********** *** *** ***** *** ***** ** *** ********** ****** *******

**** *** ******** *** ****** ********** ******* ** *** ***** ***** ****** ** ******* ********* *********** ******** ** *********  ** * ******* *** **** ******* ******** **** * ******* *** *********** ******** *** ******** ** ********** *** ********* *********** ******** ***** ******** ** ******** ** ********** ***** ***** ****** (*** “*** ********* *********** ********”)*  ****** ******* *** *********** *** *** *** ********* *********** ******** ***** ******* ** *** ********* ***********

*********	*** *******
**** ***% ********* ** ******** * *** (********* ********* ******** ***********)	$*********
**** *********** ********** ******** ****** *********** *** ******* *****	$*********
********* ********* ******* ****	$**********

**** ***  ****** ******* *** *********** ** ******** ******* * * ******** ** ** **** ******** ***** **** *** ****** ******* *** *********** *** ** ** ******** ** ******* ** *** ********** ******* ******** *** **** ******** ** *** *** ******** *********** *** ***** ***** *** ********** ** *** *** ********* *********** ********* ** ******** ******* * ****** ***** **** ********** ** ******* ********* *********** ********* *** ******* **** **** ******** ***** ** *** ******* ********* ********* **** *** ** **********

**** ***  ******** ***** ******* *** **** ** **** **** **** (*) ****** ******* ****** (***** **********) ** ********** ******** ** *********** *** *** ********* *********** *********  *** ***** **** *** ***** ** ******* ******** *** * ********* ******* ** *** ****** ******* *** *********** *** ****** *** ******* ** *** **** (*) ***** ****** ****** ****** **** *** **** ******** *****

Exhibit10.27B

Exhibit B

Ancillary Products and Services

IV.	Ancillary Products and Services

A.	********* ******** *** ********* ***** *** ********* ********** **** *** *********** ***** ********

*********** ** ********* ** *******	*********	***
1.******** *********** ********
a)******* (******** **** ****) (*** ******)	*** *******	******** *
b)***** **** *********** (*** **** **********)	*** *******	******** *
2.************* **** (******* *** ** *** *********)	******* *** ** *** *********

*********** ** ********* ** *******	*********	***
3.*** ******** ******* ********
a)********** ******* *** *********** ****
▪** ** ********* ************ *** ***** (**** *) (**** *)	*******	$**********
▪********* * ********* ************ *** *****	*******	$**********
▪******* **** ********* ************ *** *****	*******	*****

***** ********** ** ******* * ****** “*** ******** ******* ********” ** *** ***** ******

**** **  ********** ******* *** *********** **** **** ******** ***** *** ********** ** *** *** ******** ******* ******** ** ***********

**** **  *** ******* ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ******** ******* ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******** ******* ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
4.*** ******** ******* *********** ********
a)********** ******* *** *********** *** (**** *) (**** *)	*******	$**********
b)*********** ******* (**** *)	*******	$ **********

***** ********** ** ******* * ****** “*** ******** ******* *********** ********” ** *** ***** ******

**** ** ********** ******* **** ******** ***** *** ********** ** *** *** ******** ******* *********** ******** ** ***********  ********** ******* ** ******* ** ************ (**) ***** *** ******  ** *** ***** ***** ** *** ********** ******* ******* ************ (**) ****** **** ***** ***** ** ******* ** ********** **** ***** **** ** ******** *** ***** ** ****** ** **** ******* ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** ************* ** ************

**** ** *** ******* ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** *********  *** **** ** *********** *** ********** ** ******** ******* *********** ******** ********  ****** ************ *** *** ******** ** **** ** *** ******** ******* *********** ******** ********** ******* *** ************ ********** *** ******* *** ******* ******* **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** *** ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******** ******* *********** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

**** ** *** *********** ******* **** *********** **** (*) ******* *** *** (*) ******** ********  ** ******* ******* ********** ******** *** ******* *** **** ** *************  ******** **** ******** ******* *** ******* ** ** ******** ** ****** *** *******  * ******* ******** *** **** *********** **** ** ******** ** ********* ********  ******* **** ************ *** *** ******** ******* *********** ******** *** ******* ** ******* *** *****  ******* ** ********* **** *** *** *** ******** ******* *********** *********

*********** ** ********* ** *******	*********	***
5. ** ******* ******** ******* *** *********** *** (***** * * *)	*******	$**********

***** ********** ** ******* * ****** “******** ******* *** *********** ***” ** *** ***** ******

Exhibit10.27B

**** ** *** ** ******* ******** ******* *** *********** *** ** ******** ** * ******* ******  ** ************* ** ********** ******* ** *** ******** ******* *** *********** **** ******** **** ******* ******** ******* *** *********** ** **** (*) *** ************* ********** *** ************ **** ** ******* ** * ******** ****

**** **  *************** *** ********** ** *** ******** ********** ***** (** *** ***** ** ******** *) ** ******* ********** ** ******** ********** ** *********** ******** ******** ** **** ******** ********** ** ***** *** ******* ***** **** ********** ** ******** ********** (** *** ****** *********) *** ** ******** ** ******* *** ******* ** ******** ******* *** *********** *** *** *** *** ** ******* *********  ******** ************ **** *** *** *** *********** ** ********** ** ******** ********** ** ******** ******* ** ************ ** *** ** ******** ******* *** *********** *** (**** ** *** ** ********* ** ** *** ** **** ********** ******** ******* *****) *** *** ** ******* ********* *** ********** ** ******** ********** *** *** ** ******* ******* *** ****** *********** ** ******* ** *** ** ******* ******** ** *** ***** ******* ** ******* ******** ** ********* ** *** ****** ** ********* **** ******** ** **** ** ******** *** ****  *** ************** ** *** ***** ******** *** *** ******** * ******** ********** **** ******** ***** *** *** ******* ** ******** ******* *** *********** *** ** ******** ** **** **

**** **  ******** ********** ** ******** ********** ** ********* ** ** *** ******* **** ** *** ******* ******** ******* *** *********** **** ********** ** ******** ********** (** ********* ******** ** * **** ********** ******** ********** ***) **** ** ******* ******* *** ** ****** ** *** *** ** ******** ******* *** *********** *** ** ** **** ******* ***** ** ********** ** ******** ********** ** *** ********* ** *** **** *** ** ******** ******* *** *********** *** ** ****** ******** ** *** **** * ***** (***** ******** *** ********* ***** *********** *** ** ******** ********** ** ** *** ******* ****)* **** ******** ***** *** *** *** ****** ** *** **** **********  ** **** ********* ****** ** *** ***** ***** **** *** **** ***** ** * ******** ***** *** ********** ****** **** ** ******** ***** ** ****** ** ******* ******* ** *** **** ** ******** ********** ******* ******** *** ********** **** ******* ** ******** ********** ******* ***** ** ******* ** *** ****** ** **** ***** ******* ********** ********  *** ******** **** ********* ****** ** *** **** ***** ** * ******** ***** *** ********** ****** **** ** ******** ***** ** ****** * **** ******* ** ******** ** ******* ************ ** *** ******** ******* *** *********** **** *** ***** *** ** ******* ******* ** ****** ********** ** ******** ********** *** *** ******* *** *** **** ******** *****  ** ** ** *** ******* **** ** *** ** ******** ******* *** *********** *** (****** *** ******* **** *** **** * *****) ********** ** ******** ********** *** **** *********** ******** ****** ** *** *** ******** **** ** ********** **** ******* *** ** *** **********  *** ************** ** *** ***** ******** **** *** ******* * ******** ********** **** ******** ***** *** *** ******* ** ******** ******* *** *********** *** ** ******** *******

**** **  *** **** *** ***** ** *** *** ***** ***** *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** **********

*********** ** ********* ** *******	*********	***
6.*** *******
a) ******** (**** *)	********	******
b) ******* *** *********** *** (**** *)	*******	(**** *)

***** ********** ** ******* * ****** “*** *******” ** *** ***** ******

**** ** ******** ********* ********* *********** *** ********** ***** *** ****** ************* ** *** *** ******* **** ***** ** *** ***** ** ******** ****** ********** ** *****

**** ** *** ******* ******* *** ******** ** ***** ***** **** *** ******** ********* ******** ************ *** ****** ******

**** **  *** ***** ******* *** (**) ***** ** ******* *** ******  ******** ***** *** *** *** *** (**) ***** ** *** ******* ***** ******* ***** **** ********** ** ******** ********** ** ********** ******* ** * ******** *********** *** *** ********* ********** ** ******** ********** ***** ** *********** ** *** (**) ***** **** ***** ******** ** ***** **** ********  *** ****** ******* ***** *** ******* *** **** ** *** ***** ***** ***** ** **********  ********** **** **** ** ******** *** ***** ********* **** ******* ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** ************** ** ******** **** *** ***** **** * ******** ********** *** ** ******** ***** ********** *** ** ******** *********** **** ******* ***** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** ************* *** ******** ** ******** ********** **** **** **** **

*********** ** ********* ** *******	*********	***
7.******* ********* ******* ******* (***)
a)************** ***	********	*****
b)******* *** (**** *) (**** *)	*******	$***********

***** ********** ** ******* * ****** “******* ********* ******* ******* (***)” ** *** ***** ******

Exhibit10.27B

**** **  *** ******* ******* *** ** ******* ** *** ******* ***** (***) ***** *** ******  ** *** *** ******* ***** (***) ***** ******** ** *** ******* ******* **** ******* (**) ***** ***** ** ******** *** *** ***** ****** ********* ******* ** *** ********** ** ********* ******* ****** **** *********** ** ********** **** (*) ***** **** ** ******** *** ****** ***** ***** *** *** ******* ***** (***) ***** *** ***** *** *********  ********** **** **** ** ******* *** ***** ********* **** ******* ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************

**** **  *** ******* ******* *** *******

•***** **** ************ ** ****** ** *************** ***** *** ***** ***** ******* ** *** *** ********

•**** **** ****** ** ****** *** ************ ** *** ***** **** ** ******** ** * ***** ***** *** ******** ********** *** *************** *** *** ***** ******

•*************************** *** ***** *** **********  ******** ******* ** ******** ********* *** ******** ********* ** **** ** ******* ********

*********** ** ********* ** *******	*********	***
8.*** ******* ******** *********
1.****** ******* *** *********** *** (**** *) (**** *) (**** *)	******	$************
2.************** **** (**** *)	*** *******	*****

***** ********** ** ******* * ****** “*** ******* ******** *********” ** *** ***** ******

**** **  ******* ******** ********* (“*********”) ***** **** *** *** ********* ********* *** *** **** ********** ******* ******** ********* ****** ******* ***** “******”  ***** ** * ******** ******** *** ********* ****** ***** ***** ** **** ** ******** ** ********** * ********* **** **** ** ********* ******* *** ************** *** ********* *********  *** **** ******* *** **** **** ********* ** ******* ************* *** *** ************ ******* ***** ******** ********** ******** ***** *********** (“****”) *** ******  *** ********* **** ******* *** ********* ******* ************* ******* ** ******

**** **  ** ***** ** ******** *********** ********** ** *** ************* *** **** **** ******* ****** ********* *** ******* ******** ********* **** **** ****** *** ************ ** *** ***** ******* **** ******* ******** ********** ******  ** *** ***** ** ** ***** ******** **** *** *** ******* ******** ********** *** **** ******** **** *** ***** ******* ******* ******* ******** *****  ** ***** *** *** ** ******** ********* ******** ***** ******* *** **** * **** ** ********* ***** ******** ****** **** ********** ******** ***** ***** *******  ******** **** ******* ******* ************ ** *** ******* ** *** ***** ******** *** ********** ** ****

**** ** ***** ************ ***** ** ******* *** ******** ** ********** **** *** *** ********** *** *********** *** ************ *** ****** (“***”) **** ** ******** ** ******** ** ******* ** (********* ***** *****)* ********** **** (******** ***** * *** ************ *** ****** (“***”))*

**** **  *** ******* *********** ******** **** *** *** ******** *** ************** **** *** *** ******* ******** ********* ***** ** *** ********* *****

*********** ** ********* ** *******	*********	***
9. ****** *** *** ****** *********
*) ********** ******* *** *********** *** (***** * * *) (**** *)	********	$**********
*) *********** ******* *** (**** *) (**** *)	********	$***********

***** ********** ** ******* * ****** “****** *** *** ****** *********” ** *** ***** ******

**** ** ****** ********** ******* *** *********** (“********** *******”) ********* ***** ** *** ********* **** ** *** ** ***** *** ****** ********** ******* *** *********** *** ** *** ** *** ** ******* ** **** ****** ******* **** *** ****** ********** ******* *** *********** *** ** ** ******** ** ** *** * ** **** ******** *****

**** **  *** ****** ********** ******* *** *********** *** ****** ***** (**) ***** ** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** **** ** *********** *** ********** ** ****** *** *** ****** ********* ******* ****** ** *** ** *** *** ******* **** ** ******* **** ******** (***** ********* ***** ******** ** ***** ***** ******* **** ** ********** **** *** *********)*  ********** ******* ** ******** ** ******* ********** ****** **** *** **** *** ******* *** ******* ** ******** *** *** ********* ********** ************ ** *********** ************* ******* ** *** ****** *** *** ****** ********** **** ** ***** ***** ******* *** ******* ** ***** **** * ******** ********* ** **** ** ***** ******** ** ********* **** ********** *********** ****** ************* **** (**** ** *********** ** ********* ** **** ********* ** ******* *** ********** ***** ***** ****** ********** ******** ** **** ********* *********** * *************)*

**** **  ** ******** ******* *** ****** ***** (**) ***** ** ********** ******** *** ***** ****** *** ******** ****** ** *** ********** **** *** *** ********** ******* ***** ********* **** ****** ***** ******** ** * ******** ********* ** **** ** ****** ** **************

**** ** *** *********** ******* **** *********** *** (*) ******* *** * ******* ** ** * ************ ********* *** ****** ** ****** ******** ********** ******* *** ** ********* ******** ** ****** ** ********** ** *****

Exhibit10.27B

*********** *** ******* ***** ***** **** * ******** ********* ********* ** **** *** ********* ** **** ********* ** *** *** ******* *** ******* ***** ** *** ***** ******** **** *** ***** ** *** ********** ******** ******** *********** *** ************ *** ************* *** ** ********* ******** **** ******* *** ******* ** ** ******** ** ****** *** ******* ******** ************ *** ****** *** *** ****** ********* ** *** ******* ** *** *********** **********

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B.	******** *******

*********** ** ********* ** *******		*********	***
** *** ******** ** ********* ********* *** **** *********
a)*** ******* ** ****** ***** ******** ************ **** ** (**** *)		*******	$*******
* *** ******** ** ******* * *********** (**** *) (**** *)
** ********* ********** ****	****** ** **** *******	*********	*** *** ********
******	*** (*)	*******	$********
************ (**** *)	*** (*)	*******	$********
*******	***** (*) ** ****	*******	** *****
** *** ******** ******* (**** *)
a)*** ******** ** **** *******		*******	$**********

**** ** *** ******* *** **** ******* **** *** *** ******* **** (*) ***** ***** *** *** *** *** ******* ********* ** **** ** *** ******* *** *********** **** ***** ******* ** *** **********

**** ** *** ********* ********** ***** *** ******* *** ****** ********* *************** *** *** ** ******** ** ***** ***** **** ******* **** **** ** ** ******** ****** **** ** *** **** *** ****** **** * ********* *** ********** ********  ********** *** **** ******* *** ***** ** ********** ******** *** **********

**** ** ******* **** ***** ** *** ***** *** **** ***** *** ********* ** ******** ****** ** ****** ******** ******* ********* *********

**** **  ******** ********* ********* ********** ******** ** *** ** ********** ********* *** **** ********* ******** **** (*) ******* ** ***** *** *** ********* ******** *** **** (*) ******* ** ***** *** *** **** ******** ** *** $****** ******* ****

** *** ******** **** ********** ****** ******
a)************** ***	********	*****
b)******* **** ********** ****** ***** ******* *** (*** ******* *** ********) (**** *)	*******	$********

**** **  ******* (**) ****** ******* *** *********

C.	*** *******

*********** ** ********* ** *******	*********	***
** *** ********* ******** ****** ********
*) ********** ******* *** *********** *** (**** *) (**** *)	*******	$**********
*) *********** ******* (**** *)	*******	$**********

**** ** ********** ******* **** ******** ***** *** ********** ** ********* ******** ****** ******** ** *********** ********** ******* ** ******* ** ****** (**) ***** *** ****** ********** **** **** ** ******* *** ***** ********* **** ******* ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************

**** ** *** ******* ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ********* ******** ****** ******** ******** ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** *** *** *******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ********* ******** ****** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********  *** ******* ********** ******* *** *********** *** **** ****** ********* ** *** **** *** * ****** *** ** ****** ***** (**) *****  **** ********* ****** ***** (**) **** ** ******* ** ********** **** ***** **** ** ****** ** ********* ** *********

**** **  *** *********** ******* **** *********** *** (*) ******** ** ******* ******** ********** ******* *** ** ********* ******** ** ****** ********** ** ***** **** *********** *** ******* ***** ***** **** * ******** ****** ********* ** **** *** ********* ** *** *** ******* *** ******* *****  ** *** ***** ********

Exhibit10.27B

**** *** ***** ** *** ********** ******** ******** *********** *** ************ *** ************* *** ** *********  ******** **** ******** ******* *** ******* ** ** ******** ** ****** *** *******

*********** ** ********* ** *******	*********	***
** ***** *** ******* **** ****************** **** ** ***** **** ****
*) ********** ******* *** *********** *** (**** *) (**** *)	******	$***********

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**** **  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
** ******** ********* *******
*) ********** ******* *** *********** *** (**** *) (**** *)	******	$***********

**** ** ********** ******* **** ******** ***** *** ********** ** *** ******** ********* ******* ******** ** ***********  ********** ******* ** ******* ** *** ******* ***** (***) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

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*********** ** ********* ** *******	*********	***
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*) *********** *** (**** *) (**** *)	******	$ **********

**** ** *** *********** *** ** ******* ** *********** (**) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

**** **  *** ****** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** *** ********  ****** *********** *** ******* ** *** *** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** *** ** ******* **** ******* ***** **** ******  *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** *** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
** ******* ********* ****** ***** ****** ***** (**** *)
*) ******************* ***** * (********** ******* ***** ****** ** ***** * *** ****) (**** *) (**** *)	******	$**********
*) ******************* ***** * (******** ******* ******** *** ****** ***** ************* ******* * *** ****) (**** *) (**** *)	******	$***********

**** **  ******** *** ******* ** ******* *** *** *** ****** ** ******* *** (*) ***** ** ******************* ***** * *** *** (*) **** ** ******************* ***** * *** * ***** ****** ****** ** $*********

**** **  *** ******************* ***** * *** ** ******* ** ************ (**) ***** *** **** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************

Exhibit10.27B

**** **  *** ******************* ***** * *** ** ******* ** *********** (**) ***** *** **** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

**** **  *** ****** ******************* ***** * *** ***** * **** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ******* ********* *** ********  ****** *********** *** ******* ** *** ******* ********* *** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******* ********* *** ** ******* **** ******* ***** **** ******  *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******* ********* *** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
** *** ******** ********** ****** ***** ******
*) *********** *** (**** *) (**** *)	******	$ **********

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**** **  *** ****** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** *** ********  ****** *********** *** ******* ** *** *** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** *** ** ******* **** ******* ***** **** ******  *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** *** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

Exhibit10.27B

*********** ** ********* ** *******	*********	***
** ******** ****** *********** ****** ***** ******
*) *********** *** (**** *) (**** *)	******	$***********

**** ** *** *********** *** ** ******* ** ***** (**) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

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*********** ** ********* ** *******	*********	***
** ****** **** ****** (***) ********* (**** *)
A.*** *************** *** ***	********	*****
B.********** ******* *** *********** (*** *** ********) (**** *) (**** *)
▪**** * ******** ************* ******** ******* **********	********	$***********
▪****** * ******** ******* ******** ****** ***** ************* *******	********	$***********
▪*** * ********** ******* ***** ****** ** *****	********	$**********
C.*********** ** ***** *******	********	*****

**** ** ******* *********** *** ************** ******** *** **** ***** **** ** *** ***** ** * ******** ********* ********* ** **** *** **** ****

**** ** ** **** ********* ** **** ********* ** **** ** *** ******** ***** ** ********** ******* *** *********** *** *** ******** (***** ***** ****** ** ***) ***** ** ********** ** ********* ****** ********

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*********** ** ********* ** *******	*********	***
** ******* ******** ****** ********
*) ********** ******* *** *********** *** (**** *) (**** *)	*******	$**********
*) *********** ******* *** (**** *)	*******	$**********

**** ** ********** ******* *** *********** (“********** *******”) **** ******** ***** *** ********** ** *** ******* ******** ****** ******** ** *********** ********** ******* ** ******* ** ********* (**) ***** *** ******  ********** **** **** ** ******* *** ***** ********* **** ******* ***** *** **** ** *** ***** ** * ******** ******** ********* ********* ** **** ** ****** ** **************

**** **  *** ******* ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** *** ********* ******* *** ********* ******* ******** ********* ********* *********** ** *** ******* ****** ******** **** *** ********** **** ******** *** ******** *******  *** **** ** *********** *** ********** ** ******* ******** ****** ******** ********  ****** *********** *** ******* ** *** ******* ******** ****** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ *** ******** *** ***** *** ** ******* *** ******** *** ******* ******** ****** ******** ** ******* **** ******* ***** **** ****®*  ********** ******* ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******* ** *** ******* ** *** ******* ******** ****** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

**** **  *** *********** ******* **** *********** *** (*) ********  ** ****** ******** ********** ******* *** ** ********* ******** ** ****** ** ********** ** ***** *********** *** ******* ***** ***** **** * ******** ********* ********* ** **** *** ********* ** **** ********* ** *** *** ******* *** ******* *****  ** *** ***** ******** **** *** ***** ** *** ********** ******** ******** *********** *** ************ *** ************* *** ** *********  ******** **** ******* *** ******* ** ** ******** ** ****** *** *******

D.	********* ****** (******* *****) ****** ******* ************ *******

*********** ** ********* ** *******	*********	***
1.***** ************ *** (*** ****) (**** *) (**** *)	********	$***********

Exhibit10.27B

**** ** ********* ****** ********* ***** ********* ** ***** *** ***** ************ *** ***** ** ******** ******** *** * ****** ** ***** (*) ***** ****** *** **** ** **** *****  *** ***** ******* ***** ** ******** **** ******** ** **** ***** ***** *** *** ********* *** (*) ******** **** ** ******** **** **** ** *** *********** ***** ** **** **** ***** **** *** ********* **********  *** ***** ************ *** ** ************* *** *************** ******* ** *** ***** ** ********** * ** ******* *** *** *** ********** *** ** ******* ** *********** **** ** ******** ** **** ** ***** ***** ***** ********* *** ** ******* ** ****** ********* ******** ** ******* *** ** *** ********** ********** ** ***** ** *** ********** ** *** ***** *** ***** ************ ** ********** *** *** ****** ***** **** ***** ** ********* ********** ****** **** *** ******* ******** **** ** ******** ** ********** **** *** ***** ** ********** * ** ******* **** ******* * ******** “*********************** ******”*

**** ** ***** ************ *** *********

•***** **** *********

•*********** *** ******** ** ****** ********** ******* ********* *** ******** *****************

•*** ****** ****** ****** *** ****** **** ******** *** ******** *** *** ***** ** ** ********* ** ***** ** ***** ***** *** ******** ** ******* ** *** ****** ** ********* *** ******** *** ***** ** ******** *** ************ ******

•******* ***** *********** ***** ******** ****** *********** *** ******* ** *** ******** *** ****** *** ******* ************ ******** ** *** *********

•*** ******** ***** ***** ******** ******** ********* *** **** ********* ******* *** *** ***** ***** *********** *** ****** *********

•*** ******* ********** * ************** ** *** ***** *** *********** ******

•********* ******* ******* *** ********** *** ********* ******** **** ********

•******** ********* (**) ***** ******* ***** ******* *** ******** **** ** *** ***** ** ********** * ** ******* ****

•********** ********** ******** ** *** ********* *** ** **** ************* *** *********** **** ********* ********* *** *************

•****** ********** *********** (*** ******** ** ***** ***** “****** ***”) ********** *** ******* ******** ** *** *** *** ********* (**) ***** **** **** ** **** **** ** ******** ** *** ************ ***** ******** *** **** *** **** ******** ******** *** **** ****** *** ***** ***** **** ** ****** *** ********* ********** ***** ********* (**) ***** *****

** *** ***** * ***** *** * ********* **** **** **** ********** ** *********** ** *** ***** **** ** *** ********* ** *** ********* *** ***** ** ********** * ** ******* **** ******* * ******** “*********************** ******”* ***** ****** ******* ** *****

E.	***** ************

*********** ** ********* ** *******	*********	***
1.******* ****** (*** ***********) (***** * * *)	*******	$******
2.***** *** ************** (*** ******)	*** ****	*****

**** **  ******* ****** ******** ** **** ******** ******* ******* ******** ******** ************ *** ******** ******** *************

**** ** ******** ****** ** *** ***** ***** ************ ******** (** ********* ** ******* ****) *********** ******* ********* *** **** (*** “*********** ******”)* *** **** ****** **** *********** ******* *** ***** ** *** **** *** ********* ******** ** ***** ************ (** *******) ******** *** ********** ***** *********** (*** “*********** *****”)* ** *** ***** ** * ****** ** **** *********** ********** ***** **** *** ********* ****** *** ********** **** *** ********* ********* *** **** ****** ***** ** *** ********** ******* ** *** ** ** ****** ***** ** *** ******* ******* ***** ************ *********** **** ******** ** ******** *** *** **** **** ****** ***** (*) ******* ******** ********* *** **** ** ***** ******** ******** *** *********** ****** ********** ** *** ****** ** ********* ******* ******* (**** *** *******) ** *** *********** *******

**** ** ******** ************ *** ***** ************ ******** ******* **** ******** ** * ***** ****** *** **** **** ***** ***** *** ******** *** **** **** ** *** ** ******* **** **** ** ******* *** ***** ************ *********  ** **** ***** ***** ********* *** **** ** ******* **** **** ** **** *** ******* ****** *** ***** ** ******** ** ******* **** ******** ** * ************ ***** **** ** ******** ******** **** *** *** *** ******** *** ******* ****** *** (*) ***** ** ***** *** **** *** (*) *** **** **** **** *********  *** ***** ******* ******** *** **** **** ****** (**) **** ***** ******* ****** ** *** ******** ** *** ******* ****** *** ********** **** **** **** * *** *** ********* **** ** **** *********  *** ******* *********** *** ******* ******* ****** *** ***** ***** (*) ******* ** *** ***** *** *********** ** **** **** ** (*) ******* ** ********** ******* ** ****** ** **** *** ********* (*) ** ** *** ********* **** ********* ** **** ****** *** (*) ******* *** *********** ** ***** **** *** ******

**** ** *** **** *** ***** ** *** *** ***** ***** *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** **********

Exhibit10.27B

F.	***** ************* *** *** **** ******** **** ** ******** (“***** *** ***”)

*********** ** ********* ** *******	*********	***
•************** ******** (**** *)	*** *******	*****
•***** *** ***
a)******* ************ *** (*** ********* ***** *** *** **********) (**** *) (**** *)
▪******* ******* ********** ***	*******	$******

▪******* ********** *** ********* ****** (**) ****** ********* *** ********** ** *** *** **** ******** ********** ****** ********** ** ***** *** ****  ********** ** *** ****** ********** ** ******* *** ******** ******** *** ******** *********** ********* ******** ********* **** ***** ******** ******** *********** ******** ************* *** ******* ********

	*******	$******
•******* ********* ******** (*** ******* ********* *******) (**** *) (**** *)	*******	$******

**** ** *** *** ********* ** ****** *** ***** *** *** ****** ** **** *** ****** ********** ***** *********** ***** ********* *** ********** ** ****

**** ** *** **** ******* ***** *** **** ** ** ****** ** ********* *** ** ** ******* ********** ****** ** ***********  **** **** ********** **** ** **** ****** *** ***** ****** (**) ****** ***** *** ***** ********** ** ********* ** *** *******  *** ********* **** ********** ****** *** **** ***** ***** ****** (**) ** *********** **** ***** *** *** **** ** ********* *** *** **** ***** ******* *** ******* ***) ****** ** ***** **** **** *********** **** ** ******* ** ********* ************  ** ******** **** ********** ** *** ******* ********** ****** ** **** *********** *** **** ******* *** ******** **** ** *********** *** ******* ** ****** *** ******* ********** *** (** *** ***** ********** ** *** ****** ********* ** ***** *** *** ** ********** ***** *** ********) ** *** ******* ******* ********** ****  ** ******** ** *** **** ******** ****** *** ******** *** *** ********* ***** *** ********* ********** **** *** *********** ***** ******** ****** ** ******* *** ** ******** * ** *** ********* **** ***** ** *** ******** ********** **** ***** *** *** (********** ** *********** *** ****** ********* ********** ***)*

**** ** *** ************* ********* *** ******* ************ **** ** *** ***** ** ******* ***) ****** ***** ******* ********** *** ** ** *** (*) ******* ********* ******* *** ********* ***** *** *** *********** *** ***** *** ** ********** *****

**** ** ******* ********* ******** ***** **** * ******* ******* **** ** ****** ** ***** ************ **** **** (***)*  * ******* ******* ***** **** * ****** ******* **** *** ** *** *** **** ******** *********

**** ** *** *** ****** ***** ***** ** ******* *** *** (*) ** **** ******* ********* ******* *** ********* ***** *** *** *********** *** ******

G.	***** * *** ******** * **** ********** * ********* **** *** **** *** **** ********** ****

*********** ** ********* ** *******	*********	***
1.***** * *** ******** * ******** (**** *)
a)********** ***** (********** ** ** **** ***) (**** *)	*******	******** ** ***
b)********** *** (*** ********** ** ** ***)	******	$********
2.******** ******* ****** **** *** *** *** ***** ********* *********** *** ***** (**** *)	*******	$******

**** ** ***** * *** ******** * *********

•

******** **** ******* *** **** * ******* ************ ****** *** ******* ***** ******** *** *** ******** ********** **** ******* ***** * *** ***** ** *** ***** *** ** **** ******** ******* ** ***** *** ** ******* *** ****** ********* *********** ** ** ***** ** *********** *** *** ******* ******** ** * ****** ** ***** *** ********** **** ********** ************* *** *** ******** *** **** ******* ***** ** ** ********* ******* *** ****** *** **** ******** ******** **** *** ******** *** **** ******* ******* *** ******* *** ********** ****** *** **** ****** ******** ** *** ********** ** *** ********* ********* ******* *** ********* *** ********** *** ****** ***** * *** ***************** ** ******** ** *** ***** ****** ** **** **** *** ********* *** **** ******* ******** **** * ****** ****** ******* **** ****** *** ***** ****** *** *** ******** ***********

•

****** *** **** *** ******** ** ********** ** ****** ** *** **** **** *** ***** ****** ******** *** ******** ***** **** *********** (**) ***** **** ******* ** **** ****** ** ****** (** *** **** **********) *** ** ****** *** ** *** ******** ******* (*) *** ***** ******* ***** ********** **** ** ********* ***** (*) *** ********** ****** ***** ***** ** *** ****** ******** ** *** **** *** ** (*) *** ******** *** **** ***** ** *** *********** ****** *** ***** *** ******** ****** ** *** *** ********** **** ******** ** *** ***** ****** ** (**) ******** ****** ** ******** ********** *** *** ****** ** *** *** ********** **** ******** ** *** ***** ******  ** ******** ***** ** ****** *** ** *** ********* *** ***** *************

Exhibit10.27B

**** ******** *** ********** **** ******** ** *** ***** ***** *** *** ********** *** ******** ** ******* *** ****** ** *** **** ****
•

******** **** ******* *** **** * **** ********* *** ********** *** ******** ********* ********* ** *** ***** *** ***** ********** ** ********** * ********** ***** ********** **** *** ********** *********** *** *** *** ** *** **********

•

******** **** ****** **** ******** ** **** ** ******* ********* ***** ** *** ***** **** *** ********** ******* *** *** ********** *********** ** ****** *** **** *** ******** *** *** ******* ** ***** * ************ ****** ** *********** ** ****** *** **** *********** ********** *** **** ********* ** ******* ********** ********

•	******** *********** ******* ****** ** ******* ** **** (*) ****** *** ***** **** (*) ****** ******** *** * ************
•

*** ******** ***** ************ **** *** *** ********** *** *** *** ******** **** ******** ***** **** *** **** ** *** *** *** ******** *** ***** ***** ***** ************ **** ** *** ******* *** *** *******

**** ** ********** ***** (********** ** ** **** ***) ***** ** ******** ****** ** ****** *** ********* ********** ** ****** ** **** ********* ************ ** ****

**** **  **** *** ** *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** **********

Exhibit10.27B

H.	********* ******** *** ***** ******* ********** (***)

*********** ** ********* ** *******	*********	***
1.*** ********** *********
a)*** ********** ********* *********** *** ******* ***
▪*** *********** ****** **** (**** *) (**** *)
-* ** ********* (******* *** ************)	*******	$****
-********* ** ********* (******* *** ************)	*******	$**********
-********* ** ********* (******* *** ************)	*******	$**********
-******* **** ********* (******* *** ************) * *********** *** **** ********** ********* ******* *** ************	*******	$**********
2.*** ********** *** *** ******** ********** *******
a)*** ******** ********** ******* ************** *** (***** ** **(*) (*** ******* ***** *** ********** *** *****))	***	******** **** *** ******** ********** *******
b)******* ******* *** *** *** ********** *** *** ******** ********** ******* ****** ***** (*** **********) (**** *)	*******	$******
3.*** ******* **** ******* (***** ****)
a)****** ********** ***	********	$****

**** ** ***** ************ *** ************ ******** *** ***** ** ******* *** ******** ** ********** **** *** *** ********** * *** ********** *** *********** *** ************ *** ****** (“***”) **** ** ******** ** ******** ** ******* ** (********* ***** *****)* ********** **** (******** ***** * *** ************ *** ****** (“***”))*

**** ** *** ******* *** *********** ****** ****(*)* ** *** ***** ** ******* * ** *** ***** ****** *** ******** ** ** ********** *** *** ************ **** *** ********* ** *** ******* **** ********* ***** ***** ** *********** ** *** ********* ** ********* *****  *** ******** ** ******** *** ********* *** *********** ****** ** *** ******* ******* ****** *** ******* *** ********** ********* *********** *** ******* *** ** *** ********* *** ******* *** *********** ****** ***** ** $*********

**** ** *** ****** ** *********** ** *** ******* ********* ** *** ***** ** ******** ** * ******* ***** ** *** ******* ****** **********  *** ****** ** *********** ** *** ******* *** ********* ** *** ***** ** ******** ** * ******* ***** ***** **** * ******* ****** ****** **** *** ********** ***** ******* ******(*) **** ** ********* ** *** ** ******** ****** ***** (*) ******** **** ********* *** **** *** ** *** ******** ********** ******

**** ** *** ******* ********* ** “****** **********” ** ******* ** **** ****** ********** **** **** **** ******* (** *** *** *******) ****** *** ****** ********* ******* ****** *********** *** ********* ******* ** *** “***** ****** **** ***** ******” **** ** ******** ** *** ** * ******* ****** *** ****** *********** **** ** ******** ** *** ***** ***** **** **** **** ** ******** **** **** ********* ****  ** **** ******* “****** ********* ******” ***** ******* * ******* ******** *** *** ***** * * * ***** *** ************* ** *** *********** ** *** ****** ********** *** ** **** ** ********** *** *** **** ******

**** ** ********* **** *** **** ****** ********* ****** *** *** **** ********** ****** ********* ******* *** **** ***** *** ****** ** ****** *********** ********** ** *** *********** ********* ******** ***** ****** **** ***** ****** ******** *** **** ****** **** (*** “********* ****** ********** *****”)*  **** ********* ****** ********** ***** **** ** ********** ** *** ******** ******  *** **** ******* ******** ** *** ******* **** ******* *** **** ****** ********* ****** *** ****** ********** **** *** *** ****** ** ****** *********** ** *** ********* ****** ********** ****** ** ********** *** ******** ** *** ******** ******  *** ******** *** ******* **** *******(*) ****** *** **** ****** ********* ****** ******** ** **** **** * ***** ******* * **** ****** (**) ****** ** *** ****** ********** ****

**** ** **** **** ********* *** ******* *** **** ******* *** ***** **** *** ******* ****** ********** ****** (***** *** ***** ****** **** ***** ******) *** *** ********* ***** (*) ****** (****** *** *** ****) *** *** ****** ***** ** ***** ******** *** ******** *** *** ******* **** ******* ****** **** *******  *** ***** **** ******* *** ***** (*) ***** ******* ** *** ********** ****** ********** ****** ****** *** **** ****** ***** (*** “******* ****** ********** *****”) *** ******* *** ******* ****** ********** ***** ** *** ********** ********* ****** ********** ****** ******** *** ******** ********  ** *** ******* ****** ********** ***** ** ******* ** ***** ** **** ******* (*%) **** **** *** ********* ********* ****** ********** ******* **** *** ***** ******* ********* ** * ******** ****** *** *** ****** ** ****** *********** ** ***** *** ******* ****** ********** ***** *** * ***** ******** ******* *** ********* ****** ********** ***** *** **** ******** (*** “****** ********** *******”)*    ** ***** ** ** ****** ********** ******** **** **** ******** ***** ** ******** *** ********** ****** ********** ******* ***** *** ******** ****** ********** **** ** ** ***** **** *** ****** ****** ********** **** ** ******** ** * ******** ******** * ********* ** ****** *********** ** *** **** ******

** ********

•

** *** ******* *** **** ********* ****** ********** ***** ** ****** ****** *********** *** *** **** *** **** ******* ****** ********** ***** ** ****** **** ** * ****% (****** * ******) ******** *** *** **** *** ******* ******** *** *** ****** ********** ********

Exhibit10.27B

•

***** *** ***** ******** ** *** **** *** **** ******* ****** ********** ***** ** ****** **** ** * ****% (****** * ******) ******** *** *** **** ******* ******** *** *** ****** ********** ********  ** *** ****** ********** ******* ** *** ********* ** ****** *** ****** ********** ******* ** ******* ** ***** *** *** ****** ********** ******* ** *** **** ** * ********* ** **** *** **** ******* ***** ****** *********** ** *** ****** ********** *** ** *** ********* *** ***** ****** *********** ** *** ****** ********** *** *** ***** ***** ** ********  ********* ** *** ****** ********** ******* ** **** ** **** ****** ********* ****** **** ** *** * ******** ****** ********** *** ** *** (*) *******

**** ** ************ ***** ** ********* **** **** *** *** ****** ********** ******** **** ** **** ** ***** ***** (*****************************) *** ****** ********* (**********************************)*

**** ** *** **** ******* ******** **** ******** ********* *** ***** ****** **** ***** ****** **** ******** ******** *** ********* **** *******

a)	****** ** ****** *********** ** ******
b)	***** **** ** **** ****** ****** ***** ** *** *** ******* **** ********
c)	************ ** ************ *** ****** ********** ******** ***
d)

*** ******* ***** ********* (***) ********* (** ********** ** **** * *****) ** * ******* ****** ********** **** *** ********* *** ******* *********** ********* ** ********** ** ******** * ** *** **********

** ******** ******** ********** ** ********* ************ ********** *** ******* ***** ***** * ******** ********* ** **** ** ******* *** ***** ***** *** ********** ** ***** *** ***** **** **** ****** ********* ********* ** *********

**** ** ******* ***** ********** (****) *** *** ******* **** *******

•

*********** ********* *** ******* **** ******* **** ** ********* *** ******** ** *** ****** ***** *********** *** ***** ******** ******* (*****%) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***** ********* ******** *** *** ******* **** ******** ***** ***** ** ********* ** **** **** ****** (**) **** ** ********

•	******* *** ************** ** *** *********** ******** ***** (*) ***** ****** * ****** (**) ***** ****** (“******* ******* ******”)

•	***************** ******* ****** *** *** ****** **** ** ************ ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***

•	**** ****** *** ****** ** *********** ******************** *** ***** ** ******** ** *** *** ******* **** *******

•	*********** ************ **************** **** ******* ******* ****** ** *********** ** *** ****** ****** (**) **** ** ******* ** ***** ****** ** *** ******* ******* ******

•	********** ***** *** **********

*) *** ************ *** ****** **** **** ******* ** * ******* ******* ****** *********** ******* *** ***** **** ** ***** ** *****

*) ** ******** ***** ** ******* *** **** * ****** ******* ******* ****** *********** ******* ******** ***** ** ****** ** **** ****** *** ***** ** ********* *** *** ******* **** ******* *** **** ******** ******* ******* ******* ********* ******** **** ******* ****** ***** *** ***** *** ****** ********** ***** ** ********* *** *** ******* **** ******* *** * ********** ******* ******* ****** **** ****** ********** **** **** **** **

*) ** ******** ********** *** *** ** *** ******* **** ******* *** * ******* ******* ****** ** ******** ** **** **** * ******** ************ *** **** ****** *** ***** **** ********* ***** ** *** *** ** ***** *** ****** ********** **** *** ****** *********** **** **** *** *** **** ******** ** ******** ** ** *** *********** *****

**** *** *** *** ******* **** ******* **** **** **** ****** ****  *** *** ****** ****** ********** *** **** ******(*) ** ********* ******** ******* ******* ****** ** **** ****** ** ********** *** *********** **** ********* ** ********** **** ******(*)*

**** *** *** **** *** ***** ** ******* * ** *** ***** *** ***** ***** ***** ***** ***** ******** *** ***** *********** **** **** *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** ********** *** **** ** ******** * *** * *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** **********

I.	***** ***** ******** **** *** ** ******** ******* ***

Exhibit10.27B

*** ***** ***** **** *** ******* ** ****** *** ***** ***** ****** ********** *** **** ** ******** ** ******** ** ***** **** ******* ******  ******** ** ****** *********** *** *** *** *** **** ********** **** ***** ***** ***** ******** **** *** ** ******** ** *** ********** ************

J.	******** ****** *** ********

*** ***** *** ********** ** ********** *** *** ***** ********** ********* ********** ***** ** *** ******** ****** *** ******** ***** ** ******** ** *** ***** *** ********** ** *** ******* * ******** ******** ******** (******** * *******) ********* ** ** ******* ** **** *** *** ***** ******** ******** ***********

K.	******** *** ******** ******* **** *********** ****** ** (“****”)

*********** ** ********* ** *******	*********	***
1.******* *** *********** *** (**** *)
▪*** *** ** ** ****** ************ *** ***	*******	$**********

**** **  **** *** *** ******** ** * ******* ***** ** ********

V.	Technical Services/ Implementation Services/Training

A.	Technical Services/Professional Services

1. Technical Services/Professional Services

The hourly rates listed in the table below are for general guidance only. Actual fees may vary depending on the project requested by Customer via a Service Request Form. All projects and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

*** ************ ******** *** *********** ******* ** *** ******** ******** ** *** **** *** ***** *** ******** **** * ****

** ******** **********
******** **** *	**** ****	$**	$**
********	$******	$******	$******
******* (***** ** *)	$******	$******	$******

*** ************ ******** *** *********** **** *** *** ******* ** *** ******** ******** ** *** **** *** ***** *** ******** **** * ****

** ******** **********
******** **** *	**** **** (**** *)	$**	$**
********	$******	$******	$******
******* (**** *)	$******	$******	$******

*** ************ ******** *** *********** *** ******** **** **** *** ***** ****

** ******** ********** (**** *)
******** **** ***	**** **** (**** *)	$**	$**	$**
********	$******	$******	$******	$******

**** ** *** ** ******** ********** *** ********** ***** *** ******** ***** ***** ******** **** * **** ** ****** **** *** ******** ** * ******** ********** *** ** ******** ** ******* *** ** *** ********** *** ** ******** ********** ** ** ********* ** ******* *********** *** ************ ******** ***** *** * ***** ******** *****

Exhibit10.27B

**** ** *** **** **** ******* ** *** ***** ** ************ ********* ******** *** **** **** ** ******* *** *** ************ ******** (*) ** ******** ** ***** ***** ******** ** * ******** ********** *** ** (*) *** ***** ** ********* ******* *** *** ** ***** ** ********** ** ******** * ** *** ********** ******** ********** ****

**** ** *** ******* **** *** **** ** **** *** ******* **** **** *** ******* ******** ********** “*******” ***** * *********** ** ********* *** ******** ********* *** *** ******* **** *** ** ********* *** **** ************

**** ** *** ******* **** ** ******* ** ** ****** ********** ** **** ** ******** ** ******* *** ** *** **********

B.	Implementation and Startup Services

▪	*** ************** *** ******* ******** ******** ** *** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** *****
▪

********* ******* ******** ************* *** ********** ******* ** ******** *********** ************ ******** ** *** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** *****

C.	Additional training and documentation

1.	**** ******** ** *** ********

*********** ** ********* ** *******	*********	***
1.****** **** (*** ***** *** *****)	*** *******	$********
▪	******** ********* **** ** ******** ** ****
▪	***** ** ******** ***** ******** **** ** ********* ** ****
▪	****** ********* ******* *** ** ******** *** ******
▪	******** **** ** ******* * **% ************ *** ** ***** ** ********* ** *********** ****** **** (*) ******** **** ** *** ***** *** ** *** ********* ******

2.	******* ********* ********

*********** ** ********* ** *******	*********	***
1.*** *********** *** ****	*** *******	$******
2.*** ***** *** **** (******** *** ********* **** ******** ***** ****** *** *** *****)	*** *******	$*******
3.*** ***** *** **** (******** ******** **** ******** ***** ****** *** *** *****)	*** *******	$*******
▪	*** **** ** ***** ******** ********* **** ** ******** ** *** *** *********** ** *** ******** ** * ******** ********* ** ********** ** *** *********
▪	******* ******* *** ******* ** *** ************ ****** ********* ******* *** ** ******** *** ******
▪	******** **** ** ******* * **% ************ *** ** ***** ** ********* ** *********** ****** **** (*) ******** **** ** *** ***** *** ** *** ********* ******

3.	******* **** ******** ** ********** ********* ********

****** *** ******* ***$********** *******

▪	*** **** ** ******** ********* **** ** ******** ** *** *** *********** ** ******** *** *** *********
▪	* ******** *** ** ******* ** *** (*) *** ******* ** ********** ******** *** ***** (*) ***** (** * ******* *******) *** ****
▪	**** ******** ** *********** *** ********* * ******** **** **** * ******** *** ***** ******* *** ********** ****** ** *** **** ****** **** ******* **** ***** ** ***** ** *********
▪	****** ********* ******* *** ** ******** *** ******
▪	******** **** ** ******* * **% ************ *** ** ***** ** ********* ** *********** ****** *** (**) ******** **** ** *** ***** *** ** *** ********* ******
▪	********* ***** **** ** ***** (*) ** ****** (**) ******** *** ******

Exhibit10.27B

4.	******* ********

	******** ***** ****	**** (*******) (*** ******** *** ***)	********** ******** (*** ******** *** ***)	**** (** *** ********) (*** ******** *** ***)
*****	*	$**********	$********	$********
********	*	$**********	$********	$********
******** ********	**	$**********	$********	$********

***** *** ******* ******* *** ******** ******** ********* *** **************

5.	*** ******** **************** ********

*********** ** ********* ** *******	*********	***
** ******** ****** (*** ******) (**** *)	******	$ **********

**** ** **** ******** ****** ******** ** ** *** (**) ***** ** *********** **** *** *****  ** **** ***** *** ******** *** * ******* ******** **** ** ****** ** *** **** **** *** ************ ******** *** **** **** ** ****** ** *** (**) ******  ********** ******** ******* ***** ** ********* ******** ** * ********* ** **** ******** ** **** ********  ******** ***** ** ******** *** ****** *** *** ******** ****** ******* ******** ** * ********* ** *****

Exhibit10.27B

D.	********* ************ ********** *** *********** ******* ********

1.	********* ************ ******* ** ****** **** *****

*********** *** ********* *** ************** ********* ************ ****** *** ***** ** **** ** *** **** ** *** ****** ******* ****** ** ** ********** ****** ** *** ********* ** * ******** ******* ** **** * ****** ********* ******* *** *********** **** ****** ** * ******** ** * ******** *** ******** **** ** ****** ** * **** ** $******** *** **** (******* ** * ****) *** ********* ***********

2.	********* *** *********** ******* ********

*** ******* *** ********** ********* ************ ************ ******** *** ********* ********** ** ******** ************ ********* ** ******** ********** **** *********

▪	********* ****** ***** ** $****** *** **** (******* ** $******** *** ***)
▪	********* ******* ******** *** ***** ** $****** *** **** (******* ** * ****)
▪	*********** ****** ***** ** $ ****** *** **** (******* ** $******** *** ***)
▪	*********** ******* ******** *** ***** ** $****** *** **** (******* ** * ****)

(End of Exhibit B and Amendment)